SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant|X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Biolife Solutions, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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       |X|    No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

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       (2)    Aggregate number of securities to which transaction applies:

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       (3)    Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       [ ]    Fee paid previously with preliminary materials.

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              offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

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


                             BIOLIFE SOLUTIONS, INC.
                                171 Front Street
                                 Owego, NY 13827
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2005

To the Stockholders of
BIOLIFE SOLUTIONS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of BioLife Solutions, Inc., a Delaware corporation (the "Company"), will be held at the offices of Breslow & Walker, LLP, 767 Third Avenue, New York, NY 10017, on September 28, 2005, at 10:00 am, Eastern Standard Time, for the following purposes:

       1. To elect a board of four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

       2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000.

       3. To approve an amendment to the Company's 1998 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 4,000,000 to 10,000,000.

       4. To ratify the appointment of Aronson & Company to serve as independent auditors for the year ending December 31, 2005.

       5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on August 19, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                        By Order of the Board of Directors,

                                        -------------------------------
                                        John G. Baust, President

                                        Owego, New York
                                        August 26, 2005

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM
                       BE COMPLETED AND RETURNED PROMPTLY

                             BIOLIFE SOLUTIONS, INC.
                                171 FRONT STREET
                                 OWEGO, NY 13827

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 28, 2005

                             SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BioLife Solutions, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on September 28, 2005 (the "Meeting"), at 10:00 a.m., Eastern Standard Time, at the offices of Breslow & Walker, LLP, 767 Third Avenue, New York, NY 10017, and at any adjournments thereof.

A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary of the Company before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy thereat and vote in person if he or she desires. When such proxy is properly executed and returned, the shares of Common Stock, Series F Preferred Stock, and Series G Preferred Stock it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares of Common Stock, Series F Preferred Stock, and Series G Preferred Stock represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) FOR the election of the nominees for directors named in this Proxy Statement, (ii) FOR the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 (the "Common Stock Increase"), (iii) FOR the proposed amendment to the Company's 1998 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 4,000,000 to 10,000,000 (the "Plan Increase"), and (iv) FOR the ratification of the appointment of Aronson & Company to serve as independent auditors for the year ending December 31, 2005, and (v) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting.

The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax, or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. The approximate date of mailing of this Proxy Statement and accompanying form of proxy is August 26, 2005.

The close of business on August 19, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 12,413,209 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding, each of which has one vote on each matter to be presented at the Meeting (the "Proposals"), 12,000 shares of the Company's Series F Convertible Preferred Stock, par value $.001 ("Series F Preferred Stock"), issued and outstanding, each of which has four hundred (400) votes on each Proposal, and 55.125 shares of the Company's Series G Convertible Preferred Stock, par value $.001 ("Series G Preferred Stock"), issued and outstanding, each of which has three hundred twelve thousand five hundred (312,500) votes on each Proposal. The holders of Common Stock, the holders of Series F Preferred Stock, and the holders of Series G Preferred Stock will vote together on the proposals as if they held one class of stock. The holders of stock representing a majority of the votes entitled to be cast at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments thereof. Election of the Directors requires a plurality of the votes entitled to be cast by holders of stock represented in person or by proxy at the Meeting. Approval of the Common Stock Increase Proposal requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting. Approval of the Plan Increase Proposal and the ratification of the independent auditors requires the affirmative vote of the holders of stock representing a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

All votes will be tabulated by the inspector(s) of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes shall each be included as shares present and voting for the purpose of determining whether a quorum is present at the Meeting. Abstentions will be counted toward the tabulation of votes cast on the Proposals and will have the same effect as negative votes. Broker non-votes are not counted in determining whether a Proposal has been approved.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
--------------------------------------

NOMINEES

Four persons, all of whom are members of the present Board of Directors, are nominees for election at the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted for the four nominees named below.

It is expected that all nominees will be able and willing to serve as directors. However, in the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as director if elected.

REASON FOR SUBMISSION TO STOCKHOLDERS

This Proposal is being submitted to stockholders to satisfy the requirements of the Delaware General Corporation Law.

REQUIRED VOTE

Approval of the nominees for election to the Board of Directors will require the affirmative vote of the holders of stock representing a plurality of the votes present at the Annual Meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES LISTED TO THE BOARD OF DIRECTORS.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

       Name                           Age      Present Office or Position
       ----                           ---      --------------------------

       John G. Baust, Ph.D.           62       Director, Chief Executive Officer

       Howard S. Breslow              65       Director, Secretary

       Roderick de Greef              43       Director

       Thomas Girschweiler            47       Director


The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons.

John G. Baust, Ph.D., has been the President and Chief Executive Officer of the Company since July 2002. Previously he was Senior Vice President of Cryomedical Sciences, Inc. ("CMSI"), the Company's predecessor, since January 1995, Chief Scientific Officer since August 1993, Vice President, Research and Development from July 1990 to January 1995, and a consultant from April 1990 to July 1990. Dr. Baust became a director of CMSI on October 13, 2000. Since 1987, Dr. Baust has also been a Professor and the Director of the Center for Cryobiological Research at the State University of New York at Binghamton, and since July 1994, Dr. Baust has also been Adjunct Professor of Surgery, Medical College of Pennsylvania. From 1984 to 1987, he was a Professor at, and the Director of, the Institute of Low Temperature Biology at the University of Houston.

Howard S. Breslow has served as a director of the Company since July 1988. He has been a practicing attorney in New York City for 40 years and is a member of the law firm of Breslow & Walker, LLP, New York, New York, which firm serves as general counsel to the Company. Mr. Breslow currently serves as a director of Excel Technology, Inc., a publicly-held company engaged in the manufacture and marketing of photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial and scientific applications, and Lucille Farms, Inc., a company engaged in the manufacture and marketing of dairy products.

Roderick de Greef has served as a director of the Company since June 19, 2000. From March 2001 to present, Mr. de Greef has served as Executive Vice President, Chief Financial Officer and Secretary of Cardiac Sciences, Inc., a public company traded on NASDAQ, under the ticker "DFIB". Since 1995 Mr. de Greef has provided corporate finance advisory services to a number of early stage companies, including the Company, where he was instrumental in securing the Company's equity capital beginning in June 2000, and advising on merger and acquisition activity. From 1989 to 1995, Mr. de Greef was Vice President and Chief Financial Officer of BioAnalogics, Inc. and International BioAnalogics, Inc., publicly held, development stage medical technology companies located in Portland, Oregon. From 1986 to 1989, Mr. de Greef was Controller and then Chief Financial Officer of Brentwood Instruments, Inc., a publicly held cardiology products distribution company based in Torrance, California. Mr. de Greef has a B.A. in Economics and International Relations from California State University at San Francisco and an M.BA. from the University of Oregon.

Thomas Girschweiler joined the Board in 2003. Mr. Girschweiler has been engaged in corporate financing activities on his own behalf since 1996. From 1981 to 1996 he was an investment banker with Union Bank of Switzerland. Thomas Girschweiler was graduated at the Swiss Banking School.

DIRECTOR COMPENSATION

The Company has not compensated its directors for their services in such capacity, except that on May 12, 2005, each of the directors received a ten-year fully vested non-incentive stock option to purchase 250,000 shares of the Company's common stock at $0.08 per share.

BOARD MEETINGS

The Board of Directors held meetings or acted by unanimous consent on fourteen
(14) occasions during the twelve months ended December 31, 2004. Meetings were attended by all directors. Although the Company does not have a formal policy regarding attendance by the Board of Directors at the Company's Annual Meeting of Stockholders, it strongly encourages directors to attend. Because of financial constraints, the Company did not hold an Annual Meeting of Stockholders last year.

BOARD COMMITTEES

AUDIT COMMITTEE. The Board of Directors does not have an audit committee or an audit committee financial expert. The Company does believe, based on its current operations, that the failure to have such a committee or expert is material to the integrity of the financial statements of the Company.

COMPENSATION COMMITTEE. The Board of Directors does not have a compensation committee. Management compensation for fiscal year 2004 was determined by the non-employee members of the Board of Directors.

NOMINATING COMMITTEE. The Board of Directors has no standing nominating committee. The Company believes that obtaining input from all of its directors in connection with Board nominations enhances the nomination process. The Company currently does not have a charter with regard to the nomination process. The nominations of the directors standing for election or re-election at the Meeting were unanimously recommended for selection by the independent directors (as defined by NASDAQ rules), and were unanimously approved by the Board of Directors.

The Company does not have a formal policy concerning stockholder recommendations of nominees to the Board of Directors. The need for such a policy has not arisen since, to date, the Company has not received any recommendations from stockholders requesting that the Board of Directors consider a candidate for inclusion among the Board's slate of nominees in the Company's proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Company will consider director candidates recommended by stockholders. Any stockholder desiring to make such a recommendation should send the recommendation, in writing, to the Corporate Secretary at the address of the Company set forth on the first page of this Proxy Statement, no later than the date by which stockholder proposals for action must be submitted. The recommendation should include the recommended candidate's biographical data, and should be accompanied by the candidate's written consent to nomination and to serving as a director, if elected.

The Company's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. The Company does not have any formal rules or policies regarding minimum qualifications for nominees, but expects that its candidates be of the highest ethical character, share the values of the Company, have reputations, both personal and professional, consistent with the image and reputation of the

Company, be highly accomplished in their respective field, and possess the relevant expertise and experience necessary to assist the Board of Directors and the Company to increase stockholder value.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will seek to identify nominees that possess the characteristics outlined above. Current members of the Board of Directors are polled for suggestions. Research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

In evaluating director nominees, the Board of Directors may consider the following factors:

    o the appropriate size and the diversity of the Company's Board of Directors;

    o the needs of the Company with respect to the particular talents and experience of its directors;

    o the knowledge, skills and experience of nominees, including experience in technology, business, or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

    o   familiarity with national and international business matters;

    o   experience with accounting rules and practices; and

    o   the need to satisfy governance and other standards set by the SEC.

The Board of Directors may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders.

COMMUNICATING WITH DIRECTORS

Stockholders may contact any of our directors or our Board of Directors as a group by writing to them c/o BioLife Solutions, Inc., 171 Front Street, Owego, NY 13827, Att: Dr. John G. Baust. All communications will be received, processed and forwarded to the directors by the Corporate Secretary. You will receive a written acknowledgement from the Corporate Secretary upon receipt of your communication if you include a return address.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company are as follows:

       Name                          Age      Present Office or Position
       ----                          ---      --------------------------

       John G. Baust, Ph.D.          62       Chief Executive Officer, President


Officers are appointed by, and hold office at the pleasure of, the Board of Directors. Officers serve at the discretion of the Board of Directors and are elected at the annual meeting of the Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation paid by the Company to its Chief Executive Officer and to each of its executive officers (other than the Chief Executive Officer) who received salary and bonus payments in excess of $100,000 during the fiscal year ended December 31, 2004 (collectively the "Named Executive Officers").

                                                   Annual Compensation                            Long Term Compensation
                                         --------------------------------------   --------------------------------------------------
                                                                                           Awards                    Payouts
                                                                                  -----------------------   ------------------------
                                                                  Other Annual    Restricted
  Name and Principal         Fiscal       Salary       Bonus      Compensation       Stock      Options/      LTIP       All Other
       Positions              Year         ($)          ($)            ($)          Award(s)    SARs (#)     Payouts    Compensation
------------------------    ---------    ---------   ---------   --------------    ---------   ----------   --------   -------------
  John G. Baust, Ph.D         2004       240,000(1)     --           --               --           --          --           --
     Chief Executive
       Office,r               2003       240,000(2)     --       7,490 (3)            --           --          --           --
     President, and           2002       202,369      50,000     3,600 (3)            --       1,000,000       --           --
        Director

       Alan Rich              2004       174,587(4)     --        7,200(3)            --           --          --           --
  VP Sales & Marketing        2003       150,000(5)     --           --               --        100,000        --           --
                              2002        15,000        --           --               --           --          --           --


(1) Consists of $176,490 paid compensation and $63,510 accrued salary paid in 2005.

(2) Consists of $170,654 paid compensation, $53,125 paid in 2.125 units of Series G Preferred Stock, and $16,221 accrued salary paid in 2004.

(3)  Represents auto allowance.

(4) Consists of $150,000 paid compensation, $20,248 paid commissions, and $4,339 accrued commissions paid in 2005.

(5) Consists of $103,846 paid compensation, $12,500 paid in 1.0 units of Series G Preferred Stock, and $33,654 accrued salary paid in 2004.


OPTION/SAR GRANTS IN YEAR-ENDED DECEMBER 31, 2004

In 2004, the Company issued no options to purchase shares of Common Stock to its Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES DURING THE 2004 FISCAL YEAR AND THE 2004 FISCAL YEAR OPTION/SAR VALUES

The following table provides information related to options exercised by each of the Named Executive Officers during the 2004 fiscal year and the number and value of options held at December 31, 2004. The Company does not have any outstanding stock appreciation rights. None of the options were in the money at December 31, 2004.

                                                                   Number of Securities          Value of Unexercised
                                                                  Underlying Unexercised             in the money
                                                                   Options/SAR at Fiscal         Options/SAR at Fiscal
                                                                       Year End (#)                 Year End ($)(1)
                                                                --------------------------    ---------------------------
                        Shares Acquired      Value
   Name                  On Exercise(#)   Realized($)           Exercisable  Unexercisable    Exercisable   Unexercisable
----------              ---------------   -----------           -----------  -------------    -----------   -------------
John G. Baust, Ph.D.           --               --               1,542,000     1,000,000           --             --

Alan F. Rich                   --               --                      --            --           --             --

----------------------------------------
     (1) The closing price for the Common Stock as reported on the OTC Bulletin Board on December 31, 2004 was $0.09. Value is calculated on the basis of the difference between the option exercise price and $0.09 multiplied by the number of shares of Common Stock underlying the option.

     (2) Mr. Rich's employment relationship with the Company ended in February 2005.


EMPLOYMENT AGREEMENTS

The Company has an employment agreement with its President and Chief Executive Officer, dated July 1, 2002, which was to expire on June 30, 2004, but which was automatically renewed for a one-year term. The agreement provides for a salary of $20,000 per month and an incentive bonus based on certain milestones, as determined by the Board of Directors. The officer also received a $50,000 signing bonus in 2002 and ten-year incentive stock options to purchase 1,000,000 shares of Common Stock, which options vest ratably over five years on the anniversary date of the grant. The agreement also provides an automobile allowance of $600 per month.

The Company had an employment agreement with its Vice President, Sales and Marketing which expired on October 31, 2004. The agreement provided for a salary of $12,500 per month, an incentive bonus based on certain milestones, as determined by the Board of Directors, ten-year incentive stock options to purchase 400,000 shares of Common Stock vesting ratably over four years on the anniversary date of the grant, and an automobile allowance of $600 per month. Mr. Rich's employment relationship with the Company ended in February 2005.

Every officer of the Company has executed a Proprietary Information and Inventions Agreement pursuant to which each agreed, among other things, to keep the Company's information confidential and assigned all inventions to the Company, except for certain personal inventions not related to the Company's work, whether existing or later developed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Management compensation for fiscal year 2004 was determined by the non-employee members of the Board. There were no compensation committee interlocks.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Until 2004, the Company conducted its internal research through Small Business Innovative Research ("SBIR") grants awarded by the National Institutes of Health. In 2004, the Company elected to not continue to directly engage in the SBIR grant program. Accordingly, the Company entered into a Research Agreement with Cell Preservation Services, Inc. ("CPSI") to outsource to CPSI all BioLife research currently funded through SBIR grants. CPSI is owned by Dr. John M. Baust, a recognized expert in cell preservation, a former employee of BioLife and the son of John G. Baust, the CEO of BioLife. Robert Van Buskirk, formerly Vice President, Business Development of BioLife and the person primarily responsible for processing applications for SBIR grants for BioLife, also has left the employ of BioLife and joined CPSI. The Research Agreement, which was negotiated on an arms length basis and designed to comply with the rules and regulations applicable to the performance of research with respect to SBIR grants, establishes a format pursuant to which CPSI will (a) take over the processing of existing applications for SBIR grants applied for by BioLife ("Current Projects"), (b) apply for additional SBIR grants for future research projects ("Future Projects"), (c) perform a substantial portion of the principal work to be done, in terms of (i) time spent, and (ii) research, in connection with Current Projects and Future Projects (the "Research"), and (d) utilize BioLife personnel as consultants with respect to such Research. In conjunction therewith BioLife has granted to CPSI a non-exclusive, royalty free license (with no right to sublicense) to use BioLife's technology solely for the purpose of conducting the research in connection with the Current Projects and Future Projects. Pursuant to the Research Contract, (x) BioLife will, among other matters, provide CPSI with (i) suitable facilities in which to conduct the Research, including basic research equipment and office equipment ("Facilities"), and (ii) management services ("Management Services"), and (y) CPSI will (i) accept assignment of Current Projects, (ii) be responsible for conducting Research with respect to Current Projects and Future Projects, (iii) as mutually agreed to by the parties and within the confines of the rules and regulations applicable to the performance of Research with respect to SBIR grants, utilize BioLife's personnel as consultants, (iv) provide suitable experienced personnel, including, without limitation, a principal investigator/program director, to conduct the Research, (v) comply with all federal laws, rules and regulations applicable to SBIR grants and file all necessary forms and reports with the federal agency awarding the SBIR grants, and (vi) utilize the Facilities and Management Services and pay BioLife fees with respect thereto. BioLife is to own all right, title and interest in and to any technology, inventions, designs, ideas, and the like (whether or not patentable) that emanates from the Current Projects, Future Projects and Research.

Howard S. Breslow, a director of the Company, is a member of Breslow & Walker, LLP, general counsel to the Company. Mr. Breslow currently owns 53,600 shares of Common Stock of the Company and directly or indirectly owns options and warrants to purchase an aggregate of 2,477,910 additional shares. The Company incurred $80,118 in legal fees during the year ended December 31, 2004 for services provided by Breslow & Walker, LLP. At December 31, 2004 accounts payable includes $28,027 due to Breslow & Walker, LLP.

Thomas Girschweiler, a director of the Company, loaned the Company, in the form of notes, $250,000, $100,000 and $100,000 in March 2002, March 2003 and May
2003, respectively. The notes accrued interest at the rate of 10% per annum. On March 1, 2004, the Company paid Mr. Girschweiler $515,418, including principal and accrued interest, in satisfaction of the outstanding notes.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMPENSATION GUIDELINES

     The Company is engaged in a highly competitive industry and must attain high levels of quality and safety in the formulation and production of its products. To succeed, the Company believes that it must offer executive compensation that reflects competitive pay practices of other companies and job responsibility, and enables the Company to attract, retain, and reward qualified, experienced executives. The Company also believes that any competitive pay package should be structured, in part, to align management's interests with the success of the Company by making a portion of compensation dependent on operating achievements and, to a lesser extent, on stock performance. The non-employee members of the Board of Directors have determined that these objectives are best met by offering the Company's executive officers competitive base salaries, stock options that vest over time, and, where appropriate, bonuses based on the achievement of milestones, as determined by the Board of Directors.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Based on the criteria described above, the non-employee members of the Board of Directors ratified the automatic renewal provision of Dr. Baust's employment contract in 2004. In making the determination, the non-employee directors considered several factors including the Company's revenues, losses, and cash-flow and future business prospects. Dr. Baust did not receive a bonus in 2004.


                                        Howard S. Breslow
                                        Roderick deGreef
                                        Thomas Girschweiler

BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

The following table sets forth, as of August 15, 2005, certain information regarding the beneficial ownership of Common Stock and Series F Preferred Stock and Series G Preferred Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares thereof; (ii) each director of the Company; (iii) each Named Executive Officer of the Company; and (iv) all of the Company's current directors and executive officers as a group.

Name and Address                               Common Stock            Series F Preferred     Series G Preferred
of Beneficial Owner                            (% of class) (1)        (% of class)           (% of class)
--------------------------------------------   ---------------------   --------------------   ---------------------
John G. Baust (Director, Executive Officer)
c/o BioLife Solutions, Inc.
171 Front Street                               3,640,525 (22.7%)(2)    --                     2.125 (3.9%)
Owego, NY 13827

Howard S. Breslow, Esq. (Director)
c/o Breslow & Walker, LLP
767 Third Avenue                               2,531,510 (17.0%)(3)    --                     -
New York, NY 10017

Roderick de Greef (Director)
c/o BioLife Solutions, Inc.
171 Front Street                               4,514,699 (27.4%)(4)    1,000 (8.3%)           4.0 (7.3%)
Owego, NY 13827

Walter Villiger
Hurdnerstrasse 10
P.O. Box 1474                                  17,072,314 (58.7%)(5)   5,000 (41.7%)          18.0 (32.7%)
CH-8649 Hurden, Switzerland

Thomas Girschweiler (Director)
Wissmannstrasse 15                             12,854,278 (52.0%)(6)   3,450 (28.8%)          10.0 (18.1%)
8057 Zurich, Switzerland

Karl-Heinz Illenseer
Wissmannstrasse 15                             3,910,714 (24.0%)(7)    --                     6.0 (10.9%)
8057 Zurich, Switzerland

Clariden Bank
Claridenstrasse 26
Postfach 5080                                  2,520,513 (17.8%)(8)    2,000 (16.7%)          --
CH-8022  Zurich, Switzerland

Richard Molinsky
c/o BioLife Solutions, Inc.
171 Front Street                               2,583,333 (17.2%)(9)    --                     4.0 (7.3%)
Owego, NY 13827

Francois Illenseer
Wissmannstrasse 15                             2,607,143 (17.4%)(10)   --                     4.0 (7.3%)
8057 Zurich, Switzerland

Charlotte Illenseer
Wissmannstrasse 15                             2,607,143 (17.4%)(11)   --                     4.0 (7.3%)
8057 Zurich, Switzerland

Robert Van Buskirk                             1,095,935 (8.1%)(12)    --                     1 (1.8%)
c/o CPSI,  2 Court Street
Owego, New York 13827

Name and Address                               Common Stock            Series F Preferred     Series G Preferred
of Beneficial Owner                            (% of class) (1)        (% of class)           (% of class)
--------------------------------------------   ---------------------   --------------------   ---------------------
John M. Baust                                  1,085,340(8.0%)(13)     --                     1 (1.8%)
c/o CPSI, 2 Court Street
Owego, New York 13827

All officers and directors as a group
(four persons)                                 23,541,012 (67.9%)      4,450 (37.1%)          16.125 (29.3%)

----------
     (1) Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of July 31, 2005 are deemed outstanding for computing the number of shares and the percentage of the outstanding shares held by a person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

     (2) Includes 1,942,000 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1988 and 1998 Stock Option Plans, 664,063 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 990,618 shares of Common Stock issuable upon the exercise of outstanding warrants, and 43,844 shares of Common Stock, 39,844 of which were earned as dividend on Preferred Stock.

     (3) Includes 399,000 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1988 and 1998 Stock Option Plans, 2,078,910 shares of Common Stock issuable upon the exercise of outstanding warrants owned of record by Breslow & Walker, LLP (1,358,910) and B & W Investments (720,000), both of which are entities in which Mr. Breslow is a partner, and 53,600 common shares.

     (4) Includes 250,000 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1988 and 1998 Stock Option Plans, 400,000 shares of Common Stock issuable upon the conversion of Series F Preferred Stock, 1,250,000 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 1,814,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 800,699 shares of Common Stock, 367,399 of which were earned as dividend on Preferred Stock.

     (5) Includes 2,000,000 shares of Common Stock issuable upon the conversion of Series F Preferred Stock, 5,625,000 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 7,375,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 2,072,314 shares of Common Stock, 1,672,314 of which were earned as dividend on Preferred Stock.

     (6) Includes 250,000 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1988 and 1998 Stock Option Plans, 1,380,000 shares of Common Stock issuable upon the conversion of Series F Preferred Stock, 3,125,000 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 6,455,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 1,644,278 shares of Common Stock, 1,106,218 of which were earned as dividend on Preferred Stock.

     (7) Includes 1,875,000 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 1,875,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 160,714 shares of Common Stock earned as dividend on Preferred Stock.

     (8) Includes 800,000 shares of Common Stock, 800,000 shares of Common Stock issuable upon the conversion of Series F Preferred Stock, 400,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 520,513 shares of Common Stock earned as dividend on Preferred Stock.

     (9) Includes 1,250,000 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 1,250,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 83,333 shares of Common Stock earned as dividend on Preferred Stock.

     (10) Includes 1,250,000 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 1,250,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 107,143 shares of Common Stock earned as dividend on Preferred Stock.

     (11) Includes 1,250,000 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 1,250,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and 107,143 shares of Common Stock earned as dividend on Preferred Stock.

     (12) Includes 275,000 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1988 and 1998 Stock Option Plans, 312,500 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 489,685 shares of Common Stock issuable upon the exercise of outstanding warrants, and 18,750 shares of Common Stock earned as dividend on Preferred Stock.

     (13) Includes 250,000 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1988 and 1998 Stock Option Plans, 312,500 shares of Common Stock issuable upon the conversion of Series G Preferred Stock, 504,090 shares of Common Stock issuable upon the exercise of outstanding warrants, and 18,750 shares of Common Stock earned as dividend on Preferred Stock.

COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

     The following chart compares the percentage change in the cumulative total stockholder return on the Common Stock during the period from December 31, 1999 through the year ended December 31, 2004 with the cumulative total return on the NASDAQ Composite Index and the Company Peer Group. The comparison assumes $100 was invested in the Common Stock on December 31, 1999, and in each of the stocks included in the NASDAQ Composite Index and the Company Peer Group.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                         AMONG BIOLIFE SOLUTIONS, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                               [GRAPHIC OMITTED]

                     ASSUMES $100 INVESTED ON DEC. 31, 1999
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2004

--------------------------------------------------------------------------------------------------------------

                                 ---------------------------- FISCAL YEAR ENDING ---------------------------
  COMPANY/INDEX/MARKET           12/31/1999   12/29/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004
  BIOLIFE SOLUTIONS, INC           100.00       312.50       131.25        75.00        68.75        56.25
  CUSTOMER SELECTED STOCK LIST     100.00       177.16       201.11       142.50       212.07       227.24
  NASDAQ MARKET INDEX              100.00        62.85        50.10        34.95        52.55        56.97
--------------------------------------------------------------------------------------------------------------

PROPOSAL NO. 2 - AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT THE COMMON STOCK INCREASE

REASON FOR SUBMISSION TO STOCKHOLDERS

The Board of Directors unanimously adopted a resolution proposing that Article Four of the Company's Certificate of Incorporation be amended to increase the number of shares of Common Stock that the Company is authorized to issue from 25,000,000 to 100,000,000 shares. This proposal is being submitted to stockholders to satisfy the requirements of the Delaware General Corporation Law.

REASONS FOR INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Presently, the charter authorizes the issuance of 25,000,000 shares of Common Stock, of which 12,413,209 shares of Common Stock are issued and outstanding. Also, there are outstanding (i) shares of Series F Preferred Stock convertible into 4,800,000 shares of Common Stock, (ii) shares of Series G Preferred Stock convertible into 17,226,563 shares of Common Stock, (iii) warrants and options exercisable into an aggregate of 30,777,858 shares of Common Stock, and (iv) 4,365,432 shares of Common Stock earned as dividends on Preferred Stock. Assuming the conversion/exercise of all outstanding Series F Preferred Stock, Series G Preferred Stock, and warrants and options, there would be 69,583,062 shares of Common Stock issued and outstanding. Thus, there are not a sufficient number of authorized shares of Common Stock available for the Company to meet its outstanding commitments as well as to provide the Company with flexibility in connection with various corporate purposes, including possible future financings and stock option grants. In connection with the issuance of various securities convertible/exercisable into shares of Common Stock, the Company undertook to amend its certificate of incorporation to increase the number of authorized shares of Common Stock so as to meet its commitments upon the conversion/exercise of such securities (the "Committed Shares").

EFFECTS OF THE COMMON STOCK INCREASE

The Common Stock Increase will not alter the par value of the Common Stock or the rights of stockholders. It will allow the Company to meet its commitments to those security holders who are entitled to the Committed Shares. To the extent the Company issued shares of common stock over and above the amount required to satisfy its commitments to current security holders, such issuances would reduce the proportionate interests in the Company held by current stockholders as well as those who receive the Committed Shares.

NO RIGHT OF APPRAISAL

Under the Delaware General Corporation Law, dissenting stockholders are not entitled to appraisal rights with respect to the Common Stock Increase, and the Company will not provide stockholders with any such right.

METHOD OF EFFECTING THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Common Stock Increase shall become effective, automatically and without further action by the stockholders, upon the filing with the Delaware Secretary of State of an appropriate Certificate of Amendment to the Certificate of Incorporation. The complete text of such amendment is set forth in Exhibit A hereto.

VOTING REQUIREMENT

Approval of the Common Stock Increase requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE COMMON STOCK INCREASE.

PROPOSAL NO. 3 - AMEND THE 1998 STOCK OPTION PLAN

REASONS FOR THE PLAN INCREASE

The Company's 1998 Stock Option Plan (the "Plan") was adopted by the Board of Directors in August 1998 and approved by stockholders at a special meeting in December 1998. Currently, the Plan allows for a maximum of 4,000,000 shares of Common Stock (subject to adjustment to cover stock splits, stock dividends, recapitalizations, and other capital adjustments) to be issued pursuant to the Plan. In contemplation of increasing the number of shares of Common Stock covered by the Plan, and subject to approval of the Plan Increase by the stockholders of the Company, options were granted to employees and directors of and consultants to the Company over and above those currently authorized by the Plan. In order to honor the commitments made in connection with such grants, and to provide the Company with sufficient flexibility for future grants, the Board of Directors amended the Plan, subject to the approval of the Company's stockholders, to increase to 10,000,000 the maximum number of shares of Common Stock that may be issued pursuant to the Plan (subject to adjustment to cover stock splits, stock dividends, recapitalizations, and other capital adjustments). The proposal to approve the Plan Increase is now being submitted to stockholders for their approval.

A summary of the Plan as proposed to be amended is set forth below. The summary does not purport to be complete and is qualified in its entirety by the text of the Plan as proposed to be amended, a copy of which is attached to this Proxy Statement as Annex B.

SUMMARY OF PLAN

The Plan covers 10,000,000 shares of Common Stock (subject to adjustment to cover stock splits, stock dividends, recapitalizations, and other capital adjustments). The options granted under the Plan are designated as incentive stock options or non-incentive stock options by the Board of Directors or a committee thereof, which also have discretion as to the persons to be granted options, the number of shares subject to the options, and the terms of the option agreements. Only employees (including officers) of the Company and its affiliates may be granted incentive stock options. The options to be granted under the Plan and designated as incentive stock options are intended to receive incentive stock option tax treatment pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

The Plan provides that all options thereunder shall be exercisable during a period of no more than ten years from the date of grant (five years for options granted to holders who own more than 10% of the total combined voting power of all classes of stock of the Company), depending upon the specific stock option agreement, and that the option exercise price for incentive stock options shall be at least equal to 100% of the fair market value of the Common Stock at the time of grant (110% for options granted to holders who own more than 10% of the total combined voting power of all classes of stock of the Company). In addition, the aggregate fair market value (determined on the date of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000.

The Plan permits optionees whose employment is terminated without cause and other than by reason of death, disability or retirement at age 65, to exercise their options prior to the expiration thereof or within three months, or such longer period as the Board of Directors (or a committee thereof) may decide on a case by case basis, of termination, whichever is earlier, but only to the extent the holder had the right to exercise such options on the date of termination. If the employment of an optionee is terminated for cause and other than by reason of death, disability or retirement at age 65, any options granted to the optionee will terminate automatically. If employment is terminated by reason of disability or retirement at age 65, the optionee may exercise his options at any time prior to the expiration thereof or within one year from the date of termination (three months from the date of termination in the event of termination by reason of retirement at age 65), whichever is earlier, but only to the extent the holder had the right to exercise such options on the date of termination. If employment is terminated by death, the person or persons to whom the optionee's rights under the option are transferred by will or the laws of descent and distribution have similar rights of exercise within three months after such death (but not after the expiration of the option). Options are not transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and are exercisable during the optionee's lifetime only by the optionee. Shares subject to options which expire or terminate may be the subject of future options. The Plan terminates on August 30, 2008.

If shares are issued to the holder of a non-incentive option under the Plan (a) no income will be recognized by the holder at the time of grant of the option;
(b) except as stated below, upon exercise of the option, the holder will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares over the option price; (c) if the holder exercising the option is restricted from selling the shares so acquired because the holder is an officer or director of the Company and would be subject to liability under
Section 16(b) of the Exchange Act, then, unless the holder makes an election to be taxed under the rule of clause (b) above, the holder will recognize taxable ordinary income, at the time such Section 16(b) restriction terminates, equal to the excess of the fair market value of the shares at that time over the option price, and any dividends he or she receives on the shares before that time will be taxable to him or her as income; (d) the Company will be entitled to a deduction at the same time and in the same amount as the holder has income under clause (b) or (c); and (e) upon a sale of shares so acquired, the holder may have additional short-term or long-term capital gain or loss.

If shares are issued to the holder of an incentive stock option under the Plan,
(a) no income will be recognized by such holder at the time of the grant of the option or the transfer of shares to the holder pursuant to his or her exercise of the option; (b) the difference between the option price and the fair market value of the shares at the time of exercise will be treated as an item of tax preference to the holder; (c) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option; and (d) upon a sale or exchange of the shares after the later of (i) one year from the date of transfer of the shares to the original holder, or (ii) two years from the date of grant of the option, any amount realized by the holder in excess of the option price will be taxed to the holder as a long-term capital gain, and any loss sustained by the holder will be a long-term capital loss. If the shares are disposed of before the holding period requirements described in the preceding sentence are satisfied, (aa) the holder will recognize taxable ordinary income in the year of disposition in an amount determined under the rules of the Code; (bb) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; (cc) the holder may have additional long-term or short-term capital gain or loss; and (dd) the tax preference provision might not be applicable.

The Plan provides for the cashless payment of the exercise price of options granted under the Plan by (a) delivery to the Company of shares of Common Stock having a fair market value equal to such purchase price, (b) irrevocable instructions to a broker to sell shares of Common Stock to be issued upon exercise of the option, followed by delivery to the Company of the amount of sale proceeds necessary to pay such purchase price, and delivery of the remaining cash proceeds less commissions and brokerage fees to the optionee or delivery of the remaining shares of Common Stock to the optionee, or (c) by any combination of the methods of payment described in (a) and (b) above.

The Plan also provides that in the event any distribution consists of securities (including common stock) held by the Company in any subsidiary or any other company, then (i) with respect to securities of a subsidiary, each holder of options under the Plan on the record date for such distribution shall be entitled to receive options to purchase such number of such securities as is equal to the number of securities such holder would have received had he exercised all of his options under the Plan (vested and unvested) and owned the common stock in the Company underlying such options, which options in the subsidiary shall be vested or shall vest to the same extent as such holder's options in the Company, and, generally, shall contain such provisions as to put such holder in the same equitable position such holder was in prior to the distribution, including an allocation of the exercise price for the options issued under this Plan to both such option and the options in the subsidiary, and (ii) with respect to securities of another company, each holder of options under the Plan on the record date for such distribution shall be entitled to receive such number of securities as such holder would have received had he exercised all of his options under the Plan (vested and unvested) and owned the common stock in the Company underlying such options, which securities shall be vested or shall vest to the same extent as such holder's options in the Company. To the extent such securities do not vest in the holder, they shall be retained by the Company.

If the shares of Common Stock outstanding are changed in number, kind, or class by reason of a stock split, combination, merger, consolidation, reorganization, reclassification, exchange, or any capital adjustment, including a stock dividend, or if any distribution is made to stockholders other than a cash dividend and the Board of Directors (or Committee) deems it appropriate to make an adjustment, then (i) the aggregate number and class of shares that may be issued under the Plan, (ii) the number and class of shares which are issuable under outstanding options, and (iii) the purchase price to be paid per share under outstanding options, shall be adjusted in a proportionate and equitable manner by the Board of Directors.

In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period immediately prior to such liquidation, merger, or consolidation, to exercise the option, in whole or in part. The granting of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

NEW PLAN BENEFITS

For each of the Named Executive Officers and the various indicated groups, the table below shows the benefits that will be allocated to each of the following under the plan being acted upon.


                                              NUMBER OF
NAME AND PRINCIPAL POSITION               OPTION SHARES (1)       DOLLAR VALUE
----------------------------------------  -----------------       ------------
John G. Baust
President and Chief Executive Officer         1,000,000              $80,000

Executive group (1 persons)                   1,000,000              $80,000

Non-executive director group (3 persons)        750,000              $60,000

Non-executive officer employee group
(7 persons)                                     910,000              $72,800

----------
     (1)  Stock options exercisable at $.08 per share

The closing price per share for the Common Stock as reported on the OTC Bulletin Board on July 25, 2005 was $0.16.

EQUITY COMPENSATION PLAN INFORMATION

                                                                   Number of
                                                                  securities
                                                                 available for
                          Number of                             future issuance
                      securities to be                           under equity
                         issued upon      Weighted average    compensation plans
                         exercise of      exercise price of       (excluding
                         outstanding         outstanding          securities
                     options, warrants    options, warrants      reflected in
Plan Category            and rights          and rights           column (a)
-------------        -----------------    -----------------   ------------------
                             (a)                 (b)                  (c)
Equity compensation
plan approved by
shareholders              2,906,000             $0.52                 -0-

Equity compensation
plan not approved
by shareholders          29,926,858             $0.19              4,449,000
                         ----------             -----              ---------

Total                    32,832,858             $0.22              4,449,000
                         ==========             =====              =========


VOTING REQUIREMENT

The Plan Increase requires the affirmative vote of the holders of stock representing a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE PLAN TO EFFECT THE PLAN INCREASE.

PROPOSAL NO. 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected the accounting firm of Aronson & Company to serve as the Company's independent auditors for the year ending December 31, 2005 and proposes the ratification of such decision.

Aronson & Company has audited the Company's financial statements for the year ended December 31, 2004. Representatives of Aronson & Company are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

During 2004, Aronson & Company acted as the independent auditors for the Company. The following table sets forth the aggregate fees billed by Aronson & Company for audit and review services rendered in connection with the financial statements and reports for the years ending December 31, 2004 and December 31, 2003 and for other services rendered during the years ending December 31, 2004 and December 31, 2003 on behalf of the Company:


                                              2004        2003
                                            -------     -------
                 Audit Fees                 $49,275     $64,317
                 Audit-related fees             -0-         -0-
                 Tax fees                     6,775      17,163
                 All other fees                 475         -0-
                                            -------     -------
                 Total                      $56,525     $81,480

The Board of Directors pre-approves all audit and non-audit services to be performed by the Company's independent auditors.

VOTING REQUIREMENT

Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of stock representing a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

John G. Baust, the Chief Executive Officer of the Company, and Messrs. Breslow, deGreef and Girschweiler, directors of the Company, have an interest in the approval of the Plan Increase. On May 12, 2005, the Board of Directors of the Company granted to (a) Dr. Baust ten-year options to purchase 1,000,000 shares of Common Stock at a price of $.08 per share, which options shall vest to the extent of 250,000 shares on the first day of the month following the first anniversary date of the grant (the "First Vesting Date") and 20,833 on the first day of each of the next 36 months following the First Vesting Date, and (b) to each of the aforesaid directors a ten-year, fully vested non-incentive stock option to purchase 250,000 shares of Common Stock at a price of $0.08 per share; provided, however, that such stock options may not be exercised until such time as (x) the amendment to the Company's Stock Option Plan, approved by the Company's Board of Directors on October 12, 2004, increasing the number of shares of Common Stock covered by Plan from 4,000,000 shares to 7,500,000 shares (subsequently increased to 10,000,000 shares) is approved by the Company's stockholders, which approval must take place on or before October 12, 2005 (and in the event such approval does not take place on or before October 12, 2005, the options are rescinded), and (y) the certificate of incorporation of the Company is amended to increase the authorized number of shares of common stock to a number that is sufficient to accommodate the exercise of all options granted to them.

                              STOCKHOLDER PROPOSALS

Stockholder proposals for action at the Company's Annual Meeting of Stockholders for the fiscal year ending December 31, 2004 must be submitted in writing to the Company at its address set forth on the first page of this Proxy Statement and received by the Company no later than June 1, 2005 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders who intend to present a proposal at the Company's Annual Meeting of Stockholders for the year ending December 31, 2004 without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than August 1, 2005. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

The Company's officers, directors and beneficial owners of more than 10% of any class of its equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 ("Reporting Persons") are required under that Act to file reports of ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company pursuant to that Act, the Company believes that during the fiscal year ended December 31, 2004, all filing requirements applicable to Reporting Persons were complied with.

OTHER MATTERS

The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

This Proxy Statement is sent by order of the Board of Directors of the Company.

                                        --------------------------
                                          John G. Baust
                                          President and
                                          Chief Executive Officer

                                          Owego, New York
                                          August 26, 2005


STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

ANNEX A
-------


                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                             BIOLIFE SOLUTIONS, INC.
                             -----------------------

                            (Pursuant to Section 242
            of the General Corporation Law of the State of Delaware)


     BioLife Solutions, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), certifies as follows:

     1.   The name of the Corporation is BioLife Solutions, Inc.

     2. The date of filing of the Corporation's certificate of incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was November 5, 1987.

     3. Subdivision (a) of Article Fourth of the Certificate of Incorporation is hereby amended so that it shall now read as follows:

          "FOURTH: The aggregate number of shares of stock which the Corporation shall have the authority to issue shall be:

               One hundred million (100,000,000) shares of common stock, each having a par value of $.001 (the "Common Stock"), and one million (1,000,000) shares of preferred stock, each having a par value of $.001 (the "Preferred Stock"). The Board of Directors, in its sole discretion, shall have full and complete authority, by resolution, from time to time, to establish one or more series or classes and to issue shares of Preferred Stock, and to fix, determine and vary the voting rights, designations, preferences, restrictions, qualifications, privileges, limitation, options, conversion rights and other special rights of each series or class of Preferred Stock, including, but not limited to, dividend rates and manner of payment, preferential amounts payable upon voluntary or involuntary liquidation, voting rights, conversion rights, redemption prices, terms and conditions, and sinking fund and stock purchase prices, terms and conditions."

     4. This Certificate of Amendment to the Certificate of Incorporation was authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of stockholders pursuant to Sections 222 and 242 of the GCL.

     IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under penalties of perjury this ____ day of _________________, 2005.

                                        BIOLIFE SOLUTIONS, INC.


                                        By:   ____________________________
                                              John G. Baust, President and
                                              Chief Executive Officer

                                                                         ANNEX B
                                                                         -------

                             BIOLIFE SOLUTIONS, INC.

                             1998 STOCK OPTION PLAN
                            (as amended May 10, 2001)


1. PURPOSE OF PLAN. The purpose of this 1998 Stock Option Plan (the "Plan") is to further the growth and development of BioLife Solutions, Inc. (the "Company") by encouraging and enabling employees, officers, and directors of, and consultants and advisors to, the Company to obtain a proprietary interest in the Company through the ownership of stock (thereby providing such persons with an added incentive to continue in the employ or service of the Company and to stimulate their efforts in promoting the growth, efficiency, and profitability of the Company), and affording the Company a means of attracting to its service persons of outstanding quality.

2. SHARES OF STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 hereof, an aggregate of 10,000,000 shares of the common stock, par value $.001 per share, of the Company ("Common Stock") shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan. As the Board of Directors of the Company ("Board of Directors") shall from time to time determine, such shares may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an option shall lapse, expire, or terminate without having been exercised in full, the unpurchased shares underlying such option shall (unless the Plan shall have been terminated) again be available for issuance pursuant to the Plan.

3.     ADMINISTRATION.

       (a) The Board of Directors shall administer the Plan and, subject to the provisions of the Plan, shall have authority to determine and designate from time to time those persons eligible for a grant of options under the Plan, those persons to whom options are to be granted, the purchase price of the shares covered by each option, the time or times at which options shall be granted, and the manner in which said options are exercisable. In making such determination, the Board of Directors may take into account the nature of the services rendered by the respective persons, their present and potential contributions to the Company's success, and such other factors as the Board of Directors in its sole discretion shall deem relevant. Subject to the express provisions of the Plan, the Board of Directors also shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the instruments by which options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding, and conclusive.

       (b) The Board of Directors may, at its discretion, in accordance with the provisions of the Company's By-Laws, appoint from among its members a Stock Option or Compensation Committee (the "Committee"). The Committee shall be composed of two or more directors and shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of options hereunder as are set forth above in Section 3(a), as the Board of Directors shall confer and delegate. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge, the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum and such majority shall determine its action. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding. No director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

4.     PERSONS TO WHOM SHARES MAY BE GRANTED.

       (a) Options may be granted to persons who are, at the time of the grant, employees (including part-time employees), officers, and directors of, or consultants or advisors to, the Company or any subsidiary corporation (as defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), a "Subsidiary") as the Board of Directors (or Committee) shall select from time to time from among those nominated by the Board of Directors (or Committee). For the purposes of the Plan, options only may be granted to those consultants and advisors who shall render bona fide services to the Company and such services must not be in connection with the offer or sale of securities in a capital raising transaction. Subject to the provisions hereinafter set forth, options granted under the Plan shall be designated either (i) "Incentive Stock Options" (which term, as used herein, shall mean options intended to be "incentive stock options" within the meaning of Section 422 of the Code) or (ii) "Non-Incentive Stock Options" (which term, as used herein, shall mean options not intended to be incentive stock options" within the meaning of Section 422 of the Code). Each option granted to a person who is solely a director of, or consultant or advisor to, the Company or a Subsidiary on the date of the grant shall be designated a Non-Incentive Stock Option.

       (b) The Board of Directors (or Committee) may grant, at any time, new options to a person who has previously received options, whether such prior options are still outstanding, have previously been exercised in whole or in part, have expired, or are canceled in connection with the issuance of new options. The purchase price of the new options may be established by the Board of Directors (or Committee) without regard to the existing option price.

5.     OPTION PRICE.

       (a) The purchase price of the Common Stock underlying each option shall be determined by the Board of Directors (or Committee), which determination shall be final, binding, and conclusive; provided, however, in no event shall the purchase price of Incentive Stock Options be less than 100% (110% in the case of optionees who own more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock on the date the option is granted. In determining such fair market value, the Board of Directors (or Committee) shall consider (i) the last sale price of the Common Stock on the date on which the option is granted or, if no such reported sale takes place on such day, the last reported bid price on such day, on NASDAQ or on the principal national securities exchange on which the Common

Stock is admitted to trading or listed, or (ii) if not listed or admitted to trading on NASDAQ or a national securities exchange, the closing bid price as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock on the date of grant. If the Common Stock is not publicly traded at the time an option is granted, the Board of Directors (or Committee) shall deem fair market value to be the fair value of the Common Stock after taking into account appropriate factors which may be relevant under applicable federal tax laws and Internal Revenue rules and regulations. For purposes of the Plan, the date of grant of an option shall be the date specified by the Board of Directors (or Committee) at the time it grants such option; provided, however, such date shall not be prior to the date on which the Board of Directors (or Committee) acts to approve the grant.

       (b) The aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. Non-Incentive Stock Options shall not be subject to the limitations of this paragraph 5(b).

6.     EXERCISE OF OPTIONS.

       (a) The number of shares which are issued pursuant to the exercise of an option shall be charged against the maximum limitations on shares set forth in Section 2 hereof.

       (b) The exercise of an option shall be made contingent upon receipt by the Company from the holder thereof of (i) if deemed necessary by the Company, a written representation and acknowledgement that (1) at the time of such exercise it is the holder's then present intention to acquire the option shares for investment and not with a view to distribution or resale thereof, (2) the holder knows that the Company is not obligated to register the option shares and that the option shares may have to be held indefinitely unless an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), is available or the Company has registered the shares underlying the options, and (3) the Company may place a legend on the certificate(s) evidencing the option shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Act, and (ii) payment in full of the purchase price of the shares being purchased. Payment may be made in cash; by certified check payable to the order of the Company in the amount of such purchase price; by delivery to the Company of shares of Common Stock having a fair market value equal to such purchase price; by irrevocable instructions to a broker to sell shares of Common Stock to be issued upon exercise of the option and to deliver to the Company the amount of sale proceeds necessary to pay such purchase price and to deliver the remaining cash proceeds, less commissions and brokerage fees, to the optionee; or by any combination of such methods of payment.

7. TERM OF OPTIONS. The period during which each option granted hereunder shall be exercisable shall be determined by the Board of Directors (or Committee); provided, however, no option shall be exercisable for a period exceeding ten (10) years from the date such option is granted.

8. NON-TRANSFERABILITY OF OPTIONS. No option granted pursuant to the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, or shall be otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder), and an option shall be exercisable during the lifetime of the holder thereof only by such holder.

9. TERMINATION OF SERVICES. If an employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of a termination of such relationship without cause and other than by reason of death or disability, such holder may exercise such option at any time prior to the expiration date of the options or within three months (or such longer period as the Board of Directors (or Committee) may decide on a case by case basis) after the date of termination, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination. If an employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of a termination of such relationship for cause and other than by reason of death or disability, such options shall terminate, lapse, and expire forthwith and automatically. So long as the holder of an option shall continue to be in the employ, or continue to be a director, of the Company or one or more of its Subsidiaries, such holder's option shall not be affected by any change of duties or position. Absence on leave approved by the employing corporation shall not be considered an interruption of employment for any purpose under the Plan. The granting of an option in any one year shall not give the holder of the option any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary to terminate such holder's employment or services at any time. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant.

10. DISABILITY OF HOLDER OF OPTION. If any employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of disability, such holder may exercise such option at any time prior to the expiration date of the option or within one year after the date of termination for such reason, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant. For the purposes of the Plan, "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

11. DEATH OF HOLDER OF OPTION. If any employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of death, or such holder of an option shall die within three months after termination, or in the case of the death of an advisor or consultant to whom an option has been granted under the Plan, the option may be exercised by the person or persons to whom the optionee's rights under the option are transferred by will or by the laws of descent and distribution at any time prior to the expiration date of the option or, in the case of an employee, officer, or director, within three months from the date of death, whichever is earlier, but only to the extent the holder of the option had the right to exercise such option on the date of such termination. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant.

12.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

       (a) If the shares of Common Stock outstanding are changed in number, kind, or class by reason of a stock split, combination, merger, consolidation, reorganization, reclassification, exchange, or any capital adjustment, including a stock dividend, or if any distribution is made to stockholders other than a cash dividend and the Board of Directors (or Committee) deems it appropriate to make an adjustment, then (i) the aggregate number and class of shares that may be issued or transferred pursuant to Section 2, (ii) the number and class of shares which are issuable under outstanding options, and (iii) the purchase price to be paid per share under outstanding options, shall be adjusted as hereinafter provided. In the event any distribution consists of common stock held by the Company in any subsidiary, then each holder of options under this Plan on the record date for such distribution shall be entitled to receive options to purchase such number of shares of such common stock as is equal to the number of shares of common stock such holder would have received had such holder exercised all of such holder's options under this Plan (vested and unvested) and owned the common stock in the Company underlying such options, which options in the subsidiary shall be vested or shall vest to the same extent as such holder's options in the Company, and, generally, shall contain such provisions as to put such holder in the same equitable position such holder was in prior to the distribution, including an allocation of the exercise price for the options issued under this Plan to both such options and the options in the subsidiary.

       (b) Adjustments under this Section 12 shall be made in a proportionate and equitable manner by the Board of Directors (or Committee), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the option adjusted accordingly.

       (c) In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period immediately prior to such liquidation, merger, or consolidation, to exercise the option, in whole or in part. The granting of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

13. VESTING OF RIGHTS UNDER OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors (or Committee) or the stockholders of the Company shall constitute the vesting of any rights under any option. The vesting of such rights shall take place only when a written agreement shall be duly executed and delivered by and on behalf of the Company to the person to whom the option shall be granted.

14. RIGHTS AS A STOCKHOLDER. A holder of an option shall have no rights of a stockholder with respect to any shares covered by such holder's option until the date of issuance of a stock certificate to such holder for such shares.

15. TERMINATION AND AMENDMENT. The Plan was adopted by the Board of Directors on August 31, 1998, subject, with respect to the validation of Incentive Stock Options granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to August 30 1999, any grants of Incentive Stock Options under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on August 30, 2008 (except as to options outstanding on that date). Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board of Directors (or Committee) may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board of Directors (or Committee) adopts a resolution authorizing any of the following actions, (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 12); (b) the provisions regarding eligibility for grants of Incentive Stock Options may not be modified; (c) the provisions regarding the exercise price at which shares may be offered pursuant to Incentive Stock Options may not be modified (except by adjustment pursuant to paragraph 12), and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board of Directors (or Committee) or stockholders alter or impair the rights of an optionee, without such optionee's consent, under any option previously granted to such optionee.

16. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors (or Committee) may modify, extend, or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor. Notwithstanding the foregoing, no modification of an option shall, without the consent of the holder thereof, alter or impair any rights or obligations under any option theretofore granted under the Plan.

17. CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED OPTIONS. Without the prior written consent of the holder of an Incentive Stock Option, the Board of Directors (or Committee) shall not alter the terms of such Incentive Stock Option (including the means of exercising such Incentive Stock Option) if such alteration would constitute a modification within the meaning of Section 424(h)(3) of the Code. The Board of Directors (or Committee), at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Incentive Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the

Board of Directors (or Committee) (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Incentive Stock Options as the Board of Directors (or Committee) in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Incentive Stock Options, and no such conversion shall occur until and unless the Board of Directors (or Committee) takes appropriate action.

18. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Incentive Stock Option, the transfer of a Non-Incentive Stock Option pursuant to an arm's length transaction, the making of a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder), the vesting of transfer of restricted stock or securities acquired on the exercise of an option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Board of Directors (or Committee) in its discretion may condition the exercise of an option, the transfer of a Non-Incentive Stock Option, or the vesting or transferability of restricted stock or securities acquired by exercising an option on the optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Board of Directors (or Committee), by the optionee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of option shares having an aggregate fair market value equal to the amount of such withholding taxes.

19. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board of Directors (or Committee), the members of the Board of Directors (or Committee) administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, and provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

20. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                             BIOLIFE SOLUTIONS, INC.
                                171 FRONT STREET
                                 OWEGO, NY 13827

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, acknowledging receipt of the proxy statement dated August 26, 2005 of BioLife Solutions, Inc., hereby constitutes and appoints John
G. Baust and Howard S. Breslow and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned on the books of said corporation, to appear and vote all the shares of stock of BioLife Solutions, Inc. standing in the name of the undersigned on the books of said corporation on August 19, 2005, at the Annual Meeting of Stockholders of BioLife Solutions, Inc. to be held at Breslow & Walker, LLP, 767 Third Avenue, New York, NY 10017 on September 28, 2005, at 10:00 A.M., Eastern Standard Time, and any adjournments thereof.

          When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement.

1.   ELECTION OF DIRECTORS

            _______  For all nominees listed below
                     (except as marked to the contrary below)


            _______ Withhold Authority to vote for all nominees listed below

                         John G. Baust
                         Howard S. Breslow
                         Rod de Greef
                         Thomas Girschweiler

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through or otherwise strike nominee's name in the list above.)


2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 100,000,000.

            FOR____                 AGAINST____             ABSTAIN____


3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FORM 4,000,000 TO 10,000,000.

            FOR____                 AGAINST____             ABSTAIN____

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARONSON & COMPANY TO SERVE AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.

            FOR____                 AGAINST____             ABSTAIN____


5. TO VOTE, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

          Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    DATED:                   ,2005
           ------------------


    ------------------------------
         Signature

   -------------------------------
         Signature if held jointly


   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE